                                    ANNEX C

                        ASSUMPTION REINSURANCE AGREEMENT

                                     between

                   JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

                                       and

                     UNICARE LIFE & HEALTH INSURANCE COMPANY

                                TABLE OF CONTENTS

                                                                            Page

ARTICLE I     DEFINITIONS.................................................. 2
ARTICLE II    BUSINESS ASSUMED............................................. 8
     2.1      Coverage..................................................... 8
     2.2      Transfer of Reserves......................................... 8
     2.3      Third Party Reinsurance...................................... 8
ARTICLE III   ASSUMPTION CERTIFICATES...................................... 9
     3.1      Policyholder Notices......................................... 9
     3.2      Right to Object.............................................. 9
     3.3      Novated Policies............................................. 9
     3.4      Direct Obligations........................................... 10
     3.5      Release of Company; Indemnity................................ 10

ARTICLE IV    GBO EXCLUDED BUSINESS........................................ 11
     4.1      Assumption Agreement Inapplicable
              __to Excluded Business....................................... 11
     4.2      Company's Indemnification for GBO
              __Excluded Business.......................................... 11

ARTICLE V     GENERAL PROVISIONS........................................... 11
     5.1      Policy Administration........................................ 11
     5.2      Misunderstanding and Oversights.............................. 11

ARTICLE VI    CONSIDERATION FOR ASSUMPTION
REINSURANCE   ............................................................. 12
ARTICLE VII   DUTY OF COOPERATION.......................................... 12
ARTICLE VIII  ARBITRATION.................................................. 12
     8.1      General...................................................... 12
ARTICLE IX    INDEMNIFICATION.........................                      13
     9.1      The Company.................................................. 13
     9.2      The Reinsurer................................................ 13
     9.3      Indemnification Procedurs.................................... 13
ARTICLE X     MISCELLANEOUS PROVISIONS..................................... 14
     10.1     No Third Party Beneficiaries................................. 14
     10.2     Headings and Exhibit......................................... 14
     10.3     Notices...................................................... 14
     10.4     Severability................................................. 16
     10.5     Assignment................................................... 16
     10.6     Successors and Assigns....................................... 16
     10.7     Execution in Counterparts.................................... 16
     10.8     Amendments................................................... 16
     10.9     Waiver....................................................... 16
     10.10    Interpretation............................................... 16
     10.11    Entire Agreement............................................. 17
     10.12    Governing Law................................................ 17
     10.13    Severability and Governing Law............................... 17

                                    EXHIBITS

A                          Policyholder Notice
B                          Certificate of Assumption
C                          Notice of Objection to Assumption

                        ASSUMPTION REINSURANCE AGREEMENT

         This Assumption Reinsurance Agreement (the "Assumption Agreement"), is made and entered into as of the Effective Time (as hereinafter defined), by and between JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY, a mutual life insurance company organized under the laws of Massachusetts ("the Company"), and UNICARE LIFE & HEALTH INSURANCE COMPANY, a stock life insurance company organized under the laws of Delaware ("the Reinsurer").

         WHEREAS, the Company and WellPoint Health Networks Inc., a California corporation ("WellPoint") and the indirect parent of the Reinsurer, have entered into a Purchase and Sale Agreement, dated as of October 10, 1996 (the "Purchase Agreement"), which provides for the sale by the Company to WellPoint of the "GBO Included Business" (as hereinafter defined);

         WHEREAS, to effect such sale of the GBO Included Business, the Purchase Agreement provides for, among other things, the sale and transfer by the Company to the Reinsurer of the GBO Division Assets (as hereinafter defined) and the assignment by the Company, and assumption by Reinsurer, of the GBO Division Liabilities (as hereinafter defined), as well as the sale by John Hancock Subsidiaries, Inc., a wholly-owned subsidiary of the Company, of the GBO Subsidiary Shares (as hereinafter defined) to WellPoint;

         WHEREAS, the Company and the Reinsurer have entered into a Coinsurance Agreement, as of the date hereof, pursuant to which the Company has agreed to cede to the Reinsurer, and the Reinsurer has agreed to accept and indemnity reinsure, on a 100% coinsurance basis, all of the Reserves and Liabilities (as hereinafter defined) arising under or with respect to the Coinsured Policies (as hereinafter defined) as contemplated by the Purchase Agreement (the "Coinsurance Agreement");

         WHEREAS, certain of the GBO Division Assets are to be sold and transferred by the Company to the Reinsurer, and certain of the GBO Division Liabilities are to be assigned by the Company and assumed by the Reinsurer, under the Coinsurance Agreement; and

         WHEREAS, the Reinsurer has agreed to perform administrative services with respect to the Coinsured Policies pursuant to an administration agreement (the "Administration Agreement") entered into between the Company and the Reinsurer as of the Effective Time (as hereinafter defined); and

         WHEREAS, the Purchase Agreement provides that the Reinsurer shall have the right, in its sole discretion, to elect to assumption reinsure the Coinsured Policies, with a concurrent novation and complete release of the Company from any liability under such Coinsured Policies, on a state by state basis after the Effective Time upon the receipt of any and all applicable regulatory approvals and notice to relevant Policyholders followed by expiration of the applicable period with no opt out by such Policyholders or the obtaining of required consents from such Policyholders, as the case may be, under the terms and conditions set forth herein;

         NOW THEREFORE, in consideration of the foregoing and the mutual agreements set forth herein, the Company and the Reinsurer mutually agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

         As used in this Assumption Agreement, the following capitalized terms shall have the following meanings (definitions are applicable to both the singular and the plural forms of each term defined in this Article_I):

         "Administration Agreement" shall have the meaning set forth in the third recital hereof.

         "Affiliate" of a specified Person means a Person that (at the time when the determination is to be made) directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the specified Person. As used in the foregoing sentence, the terms "control" (including, with correlative meaning, the terms "controlling," "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

         "Business Day" means any day (other than a Saturday or Sunday) on which banks are permitted to be open and transact business in Boston, Massachusetts and Los Angeles, California.

         "Certificate of Assumption" shall have the meaning set forth in Section 3.1.

         "Coinsurance Agreement" shall have the meaning set forth in the fourth recital hereof.

         "Coinsurance Closing Date" shall have the meaning set forth in Section_2.1 of the Coinsurance Agreement.

         "Coinsured Policies" means the Existing GBO Policies and the Transition GBO Policies.

         "Effective Time" means 12:01 A.M. Eastern Time on the Reinsurance Closing Date.

         "Existing GBO Policies" means all GBO Business Policies other than GBO Excluded Business Policies issued by the Company before the Effective Time which are in effect on the Effective Time and such GBO Business Policies not in effect on the Effective Time, for which Reserves have been established on the Closing GAAP Balance Sheet, which will be coinsured by Reinsurer at the Effective Time (but excluding all coverages other than life, accidental death and dismemberment, survivor income benefits, long-term disability and short-term disability coverages which expired more than three (3) years prior to the Effective Time and which are part of the GBO Included Business) pursuant to the Coinsurance Agreement.

         "GBO Business" means the United States, Puerto Rico and Guam group benefit operations of the Company, including the ASO Contracts business, the group health, group dental, group vision, group long-term disability, group short-term disability, group accident and sickness, and group pharmacy business, the business conducted by the GBO Subsidiaries, network arrangements, group life businesses, group accidental death and dismemberment business, individual accident and health converted business and individual life converted business, but excluding the business conducted by HealthPlan Management Services, Inc., long-term care insurance, group creditor insurance and all insurance business written, placed or serviced outside of the United States by the International Group Program business unit of the Company either directly by the Company or through John Hancock Services Internacionais S/C Limitada, John Hancock International Services, S.A. and John Hancock International Services Pte, Ltd., by the Maritime Life Assurance Company, by P.T. Asuransi Jiwa Bumiputera John pancock, by P.T. Indras Insan Jaya Utama, by John Hancock Life Insurance (Malaysia) Berhad, by John Hancock Life Assurance Company, Ltd., and by The Interlife Assurance Public Company Ltd. or otherwise by the Company or any of its Affiliates.

         "GBO Business Policies" means all Insurance Policies issued in the United States, Puerto Rico or Guam by the Company as part of the GBO Business.

         "GBO Division Assets" means the GBO Included Assets held directly by the Company.

         "GBO Division Liabilities" means the GBO Included Liabilities which are direct obligations of the Company.

         "GBO Excluded Business" means (i)_all group life insurance business and/or group accidental death and dismemberment business constituting part of the GBO Business engaged in directly by the Company ("Life or ADD") but issued to clients of the GBO Business who are not also clients of the GBO Business with respect to ASO Contracts business, group health, group dental, group vision, group long-term disability, group short-term disability, group accident and sickness, group pharmacy or network arrangements business engaged in directly by the Company ("Accident and Health") provided, however, that notwithstanding the foregoing, the following shall constitute GBO Excluded Business:

         (w) any Life or ADD policy which after June 30, 1996 and prior to the date of the Purchase Agreement is sold to or committed to a client (and disclosed to WellPoint) which was an Accident and Health client of the GBO Business as of June 30, 1996, regardless as to when such Life or ADD policy is actually effective, executed or delivered;

         (x) any Life or ADD policy which became effective prior to July 1, 1996 with respect to a client which subsequent to June 30, 1996 and prior to the Effective Time becomes an Accident and Health client of the GBO Business;

         (y) all guaranteed access accounts constituting part of the GBO Business, other than such accounts affiliated with the Company, Ford Motor Company and Digital Equipment Corporation; and

         (z) all supplementary contracts without life contingencies constituting part of the GBO Business, other than such contracts with Ford Motor Company; and

               (ii) all individual life converted insurance policies issued prior to the Effective Time relating to or arising from the GBO Business.

         "GBO Excluded Business Policies" means all Insurance Policies constituting part of the GBO Excluded Business.

         "GBO Included Assets" means all right, title and interest in and to
(i)_every species of property other than Investment Assets, real, personal and mixed, tangible and intangible, used primarily or exclusively in the conduct of the GBO Included Business as of the Effective Time with such modifications and adjustments as are set forth in Section 1.1(a) of the Purchase Agreement, and the rights under all GBO Included Contracts as of the Effective Time, and (ii)_such amount of cash and Investment Assets as are required to be transferred from the Company to WellPoint and/or the Reinsurer under Section 8.1 of the Coinsurance Agreement and Section 1.5 of the Purchase Agreement.

         "GBO Included Business" means the GBO Business other than the GBO Excluded Business.

         "GBO Included Contract" means a Contract relating primarily or exclusively to the GBO Included Business and to which the Company or one of the GBO Subsidiaries is a party and which is in effect as of the Effective Time.

               "GBO Included Liabilities" means those liabilities and obligations of the Company and the GBO Subsidiaries under the GBO Included Contracts and those liabilities and obligations as of the Effective Time of the GBO Included Business for which, in accordance with the Company's past accounting practices and procedures, amounts would be included within the categories of liabilities identified on the Form of Closing GAAP Balance Sheet, with such modification and adjustments as are set forth in Section 1.1(a) of the Purchase Agreement. All of the GBO Included Liabilities shall have been incurred by Company or the GBO Subsidiaries, as the case may be, in the ordinary course of business and shall be within the categories reflected in the Closing GAAP Balance Sheet.

               "GBO Subsidiaries" means Cost Care, Inc., TriState, Inc. and Hancock Association Services Group, Inc.

         "GBO Subsidiary Shares" means all of the capital stock of Cost Care, Inc. and Hancock Association Services Group, Inc., and the 60% of the capital stock of TriState, Inc. owned by John Hancock Subsidiaries, Inc.

         "Insurance Policies" means all insurance policies, contracts, binders or certificates of insurance (including certificates issued with respect to group insurance policies), and all riders, endorsements and amendments thereto, whether written or oral.

         "Investment Assets" means cash, United States Treasury securities or publicly traded bonds of United States corporations rated NAIC_Category 1 or 2 by the Securities Valuation Office of the National Association of Insurance Commissioners.

         "Novated Policies" means the Coinsured Policies with respect to which no rejection of assumption has been filed by a Policyholder pursuant to the terms of Section 3.2 of this Assumption Agreement (or with respect to which other applicable regulatory requirements have been met), and with respect to which the terms of Section 3.4 apply.

         "Permitted Jurisdictions" means the fifty states of the United States, the District of Columbia, Puerto Rico and Guam.

         "Person" means any corporation, individual, joint stock company, joint venture, partnership, unincorporated association, governmental regulatory entity, country, state or political subdivision thereof, trust or other entity.

         "Policyholder" means a holder of a Coinsured Policy (or a certificateholder under a Coinsured Policy to the extent that applicable law grants such certificateholder the right to notification of, and to opt out or consent to, assumption reinsurance of a Coinsured Policy).

         "Purchase Agreement" shall have the meaning set forth in the first recital hereof.

         "Reserves" means the Company's reserves computed as of a specified date and relating to the Company's business with respect to the Coinsured Policies for all amounts of (i)_unearned premiums and (ii)_all losses and all loss adjustment expenses, net of Third Party Reinsurance, calculated under SAP and as would be described in the Company's Statutory Annual Statement on exhibits 8, 9, 10 or 11 (or any other exhibit then applicable) to such Statutory Annual Statement of "Liabilities, Surplus and Other Funds" as if such Annual Statement were being filed as of such specified date.

         "Reserves and Liabilities" means all of the Reserves and other liabilities and associated rights and obligations arising under the Coinsured Policies including, but not limited to, liabilities for Benefits, surrenders, returns and premium refunds, but excluding liabilities for guaranty fund assessments and taxes that arise from or relate to the Existing GBO Policies and are incurred during the period ending with the Effective Time.

         "Third Party Reinsurance" shall mean all contracts of reinsurance with The Maritime Life Assurance Company and independent parties unaffiliated with the Company or any of its

Affiliates under which the Company's Reserves and Liabilities with respect to the Coinsured Policies or some portion thereof are transferred, whether or not such contracts of reinsurance are also applicable to business other than the Coinsured Policies.

         "Transition GBO Policies" means all GBO Business Policies that are issued or renewed by the Company after the Effective Time and coinsured by the Reinsurer pursuant to Article VI of the Coinsurance Agreement.

         "Transition Termination Date" means, with respect to Coinsured Policies in each Permitted Jurisdiction, the earliest of (i)_ninety (90) days after the date that Reinsurer has obtained all licenses and form and rate approvals necessary to write all of the GBO Business Policies other than group term life insurance policies and group accidental death and dismemberment insurance policies in such jurisdiction, (ii)_the date of consummation of assumption reinsurance of, and novation by the Company with respect to, all Coinsured Policies in such jurisdiction, and (iii)_twenty-four (24) months from the Reinsurance Closing Date with respect to group term life, group accidental death and dismemberment, long-term disability and survivor income Coinsured Policies, and thirty (30) months from the date of the Reinsurance Closing Date with respect to all other Coinsured Policies.

                                   ARTICLE II
                                BUSINESS ASSUMED

         2.1. Coverage. From time to time after the Effective Time and upon the terms and subject to the conditions and other provisions of this Assumption Agreement and any required governmental and regulatory consents and approvals, the Company, if requested to do so by the Reinsurer, hereby agrees to cede to the Reinsurer and the Reinsurer hereby agrees to accept and reinsure, on an assumption basis, any Coinsured Policy. Reinsurance pursuant to this Section_2.1 shall occur no less frequently than on a monthly basis; provided, however, that reinsurance may occur more frequently if the parties hereto agree.

         2.2 Transfer of Reserves. Notwithstanding the provisions of Section 2.1 hereof, the Reinsurer will not be deemed to have accepted and reinsured, on an assumption basis, any Coinsured Policy unless the Reserves underlying such Coinsured Policy shall have been ceded by the Company to the Reinsurer, and accepted by the Reinsurer, pursuant to Article V of the Coinsurance Agreement, effective as of the Effective Time.

         2.3. Third Party Reinsurance. If any of the Coinsured

Policies ceded to the Reinsurer pursuant to Section 2.1 hereof are reinsured under Third Party Reinsurance at the time of assumption by the Reinsurer, then, at the request of the Reinsurer, the Company will make commercially reasonable efforts to obtain the consent of the Third Party Reinsurer to the transfer and assignment to the Reinsurer of such Third Party Reinsurance. If such consent is granted by the Third Party Reinsurer, then the Company will transfer and assign to the Reinsurer, for no additional consideration, all of its rights, interests and obligations under any such Third Party Reinsurance.

                                   ARTICLE III
                             ASSUMPTION CERTIFICATES

         3.1. Policyholder Notices. Upon the request of the Reinsurer to reinsure, on an assumption basis, a Coinsured Policy pursuant to Section_2.1 hereof, and to the extent that the reinsurance of such Coinsured Policy is permitted under applicable laws, rules or regulations or stated positions of regulatory authorities, the Reinsurer shall prepare, with the cooperation of the Company, a Policyholder notice, Certificate of Assumption and objection form, and mail them to the Policyholder of such Coinsured Policy. Subject to regulatory requirements of the various states, the Policyholder notices, Certificates of Assumption and objection forms to be delivered to Policyholders pursuant to this Section 3.1 shall be substantially in the forms attached hereto as Exhibits A, B and C, respectively.

         3.2. Right to Object. Subject to regulatory requirements of the various states, the Company and the Reinsurer agree that a Policyholder will be allowed to remain a Policyholder of the Company if such Policyholder refuses to effect the assumption of its Coinsured Policy in accordance with this Article III during the applicable period set forth in the Policyholder notice, and all of the rights and obligations of the Company and the Policyholder under such Coinsured Policy and of the Company and the Reinsurer under the Coinsurance Agreement with respect to such Coinsured Policy, shall remain the same.

         3.3. Novated Policies. In the event that a Coinsured Policy defined herein as a Novated Policy is determined by applicable regulatory authorities or by judicial decision (in either case, following the exhaustion of all rights of appeal) not to have been novated, such Coinsured Policy shall, for all purposes of this Assumption Agreement, be deemed never to have been a Novated Policy. Notwithstanding the foregoing, the fact that a Coinsurance Policy has not been or cannot be assumed and novated by the Reinsurer pursuant to the terms and conditions of this Assumption Agreement, for whatever reason, shall in no event cause it not to be a Coinsured Policy under the Coinsurance Agreement.

         3.4. Direct Obligations. The Reinsurer shall be the successor to the Company under the Novated Policies as if the Novated Policies were direct obligations originally issued by the Reinsurer. The Reinsurer shall be substituted in the place and stead of the Company, and each Policyholder, insured or beneficiary under a Novated Policy shall disregard the Company as a party thereto and treat the Reinsurer as if it had been originally obligated thereunder. Such persons shall have the right to file claims or take other actions under the Novated Policies on or after the effective date of such novation directly with the Reinsurer, and shall have a direct right of action for insurance liabilities reinsured thereunder against the Reinsurer, and the Reinsurer hereby consents to be subject to direct action taken by any such persons under a Novated Policy. The Reinsurer accepts and assumes the Novated Policies subject to any and all defenses, setoffs and counterclaims to which the Company would be entitled with respect to such insurance liabilities, it being expressly understood and agreed by the parties hereto that no such defenses, setoffs or counterclaims are waived by the execution of this Assumption Agreement or the consummation of the transactions contemplated hereby and that the Reinsurer shall be fully subrogated to all such defenses, setoffs and counterclaims.

         3.5 Release of Company; Indemnity. Upon the consummation of the assumption reinsurance of a Coinsured Policy from the Company to the Reinsurer under this Assumption Agreement, the Company shall be released from any and all liability with respect to such Coinsured Policy, except as may otherwise be expressly set forth in the Transaction Documents. From and after the consummation of the assumption reinsurance of a Coinsured Policy pursuant to this Assumption Agreement, the Reinsurer shall assume and indemnify fully the Company for any and all damages, costs and expenses, including reasonable attorneys' fees and disbursements, arising out of, based upon or relating to such Novated Policy, including, without limitation, liabilities for Extra Contractual Obligations; provided, however, that the Reinsurer shall have no obligation to indemnify the Company for any such damages, costs and expenses arising out of, based on or relating to any bad faith claims practices, willful misconduct, fraud or gross negligence of the Company or its Affiliates (without attributing to the Company or its Affiliates the actions of the Reinsurer or its Affiliates).

                                   ARTICLE IV
                              GBO EXCLUDED BUSINESS

         4.1 Assumption Agreement Inapplicable to Excluded Business This Assumption Agreement does not apply to and specifically excludes the GBO Excluded Business. The Company shall retain any and all liabilities and risks with respect to the GBO Excluded Business Policies, and all profit, loss or expense from the GBO Excluded Business shall be for the account of the Company.

         4.2 Company's Indemnification for GBO Excluded Business. The Company hereby agrees on demand to indemnify and hold harmless the Reinsurer and its Affiliates, and their respective officers, directors and employees from and against any and all damages, costs and expenses, including reasonable attorneys' fees and disbursements, arising out of, based upon or relating to the GBO Excluded Business.

                                    ARTICLE V
                               GENERAL PROVISIONS

         5.1. Policy Administration. To the extent that such transfers have not already taken place pursuant to the terms and conditions of the Administration Agreement, the Company agrees to cooperate fully with the Reinsurer in the transfer of all books, records, papers or any other documents relating to such Novated Policies.

         5.2. Misunderstandings and Oversights. If any delay, omission, error or failure to pay amounts due or to perform any other act required by this Assumption Agreement is unintentional and caused by misunderstanding or oversight, the Company and the Reinsurer will adjust the situation to what it would have been had the misunderstanding or oversight not occurred. The party first discovering such misunderstanding or oversight, or act resulting from the misunderstanding or oversight, will notify the other party in writing promptly upon discovery thereof, and the parties shall act to correct such misunderstanding or oversight within thirty (30) Business Days of receipt of such notice. However, this Section shall not be construed as a waiver by either party of its right to enforce strictly the terms of this Assumption Agreement.

                                   ARTICLE VI
                    CONSIDERATION FOR ASSUMPTION REINSURANCE

         The consideration provided for in Article VIII of the Coinsurance Agreement shall be the consideration for the assumption of the Novated Policies (as direct obligations) by the Reinsurer, and there shall be no additional consideration or premium due or payable under this Assumption Agreement.

                                   ARTICLE VII
                               DUTY OF COOPERATION

         Each party hereto shall cooperate fully with the other in all reasonable respects in order to accomplish the objectives of this Assumption Agreement. This duty to cooperate shall include obtaining the governmental and regulatory consents and approvals and taking the other steps necessary for the assumption of the Coinsured Policies, as described in Article III hereof. In addition, this duty to cooperate shall include making available any Coinsured Policy records which either party subsequently may require to resolve issues related to claims or liabilities. The Company and the Reinsurer agree to perform such additional acts and execute such additional documents and agreements as may be necessary or desirable to carry out the purposes and objectives of this Assumption Agreement; provided however, that the Reinsurer shall reimburse the Company for reasonable out-of-pocket expenses incurred by the Company as a result thereof.

                                  ARTICLE VIII
                                   ARBITRATION

         8.1. General. Any dispute or difference between the parties with respect to the operation or interpretation of, or arising from or relating to, this Assumption Agreement on which an amicable understanding cannot be reached shall be decided by binding arbitration. Arbitration hereunder shall be pursuant to and in accordance with the terms, conditions and procedures set forth in
Article XV of the Purchase Agreement.

                                   ARTICLE IX
                                 INDEMNIFICATION

         9.1. The Company. The Company hereby agrees on demand to indemnify and hold harmless the Reinsurer and its Affiliates, and their respective officers, directors and employees from and against any and all demands, actions, proceedings, suits (by any person, entity or group, including, without limitation, any governmental entity) and liabilities, paid or incurred (including reasonable attorneys' fees), resulting from or arising out of the breach of or failure to perform any of the duties, obligations, covenants or agreements of the Company contained in this Assumption Agreement.

         9.2. The Reinsurer. The Reinsurer hereby agrees on demand to indemnify and hold harmless the Company and its Affiliates, and their respective officers, directors and employees from and against any and all demands, actions, proceedings, suits (by any person, entity or group, including, without limitation, any governmental entity) and liabilities, paid or incurred (including reasonable attorneys' fees), resulting from or arising out of the breach of or failure to perform any of the duties, obligations, covenants or agreements of the Reinsurer contained in this Assumption Agreement.

         9.3 Indemnification Procedures. Indemnification under Section 9.1 and
9.2 hereof shall be made using the procedures, terms and conditions contained in
Section 14.2 and 14.3 of the Purchase Agreement as if fully set forth herein, with (i)_references in Section 14.2(a) to "indemnification under Section 14.1 of this Agreement" changed to refer to "indemnification under Section 9.1 or 9.2 hereof, as the case may be, of this Assumption Agreement", (ii)_the phrase "except as provided in Section 14.1(g) and" deleted in Section 14.2(c),
(iii)_references in Section 14.3 to "this Article XIV" shall be changed to refer to "this Section 9.1" or "this Section 9.2", as the case may be, and (iv)_the phrases "and, in any event, within the time period referred to in Section 14.1(g)" and "So long as Indemnitee provides the Indemnity Notice within the time period referred to in Section 14.1(g)," deleted from the text of Section 14.3.

                                    ARTICLE X
                            MISCELLANEOUS PROVISIONS

         10.1. No Third Party Beneficiaries. This Assumption Agreement is between the Company and the Reinsurer, and the performance of the obligations of each party under this Assumption Agreement shall be rendered solely to the other party. In no instance shall anyone other than the Company or the Reinsurer, or their successors or permitted assigns, have any rights, benefits or remedies under this Assumption Agreement. Until the Reinsurer has reinsured a Coinsured Policy on an assumption reinsurance basis pursuant to this Assumption Agreement, the Reinsurer shall not be liable to any insured, contract owner, or beneficiary under any Coinsured Policy.

         10.2. Headings and Exhibit. Headings used herein are inserted solely for the convenience of reference and are not a part of this Assumption Agreement and shall not affect the terms hereof. The attached Exhibits are part of this Assumption Agreement; provided, however, that in the event of a conflict or difference in the terms and conditions of this Assumption Agreement (other than the Exhibits) and the Exhibits, the terms and conditions of the Assumption Agreement (other than the Exhibits) shall control.

         10.3. Notices. All notices hereunder shall be in writing, addressed as follows, or to such other address as may, from time to time, be given in accordance with this Assumption Agreement:

               If to the Company:

               John Hancock Mutual Life Insurance Company
               200 Clarendon Street
               Boston, MA  02117
               Attention: Thomas E. Moloney,
                          Chief Financial Officer
               Telephone: (617) 572-0600
               Fax: (617) 572-5170

               With copies to:

               John Hancock Mutual Life Insurance Company
               200 Clarendon Street
               Boston, MA 02117
               Attention: Michael H. Studley, Esq.
               Telephone: (617) 572-9253
               Fax: (617) 572-1565

               Rogers & Wells
               200 Park Avenue
               New York, NY 10166
               Attention: Paul C. Meyer, Esq.
               Telephone: (212) 878-8176
               Fax: (212) 878-8375

               If to the Reinsurer:

               UniCARE Life & Health Insurance Company
               21555 Oxnard Street
               Woodland Hills, CA 91367
               Attention: Leonard D. Schaeffer, Chairman
                          and Chief Executive Officer
               Telephone: (818) 703-3145
               Fax: (818) 703-3253

               With copies to:

               UniCARE Life & Health Insurance Company
               21555 Oxnard Street
               Woodland Hills, CA 91367
               Attention: Thomas C. Geiser, Esq.,
                          General Counsel
               Telephone: (818) 703-2412
               Fax: (818) 703-4406

               Brobeck, Phleger & Harrison LLP
               Spear Street Tower
               One Market
               San Francisco, CA 94105
               Attention: Ronald B. Moskovitz, Esq.
               Telephone: (415) 442-0900
               Fax: (415) 442-1400

Notices shall be sent by United States mail, by registered or certified mail, and shall be deemed to have been received three (3) Business Days after deposit in the mail. Notices may also be sent by hand, by telefax, or by overnight delivery service, and if so given, shall be deemed received when delivered if a receipt of delivery is obtained.

         10.4. Severability. If any term or provision of this Assumption Agreement shall be held void, illegal, or unenforceable, the validity of the remaining portions or provisions of this Assumption Agreement shall not be affected thereby.

         10.5. Assignment. This Assumption Agreement may not be assigned by either party without the prior written consent of the other and any attempted assignment without such consent shall be void.

         10.6. Successors and Assigns. The provisions of this Assumption Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns.

         10.7. Execution in Counterparts. This Assumption Agreement may be executed by the parties hereto in any number of counterparts, and by each of the parties hereto in separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         10.8. Amendments. This Assumption Agreement may be amended only by written amendment hereto executed by the parties.

         10.9. Waiver. The failure of the Company or Reinsurer to insist on strict compliance with this Assumption Agreement, or to exercise any right or remedy under this Assumption Agreement, shall not constitute a waiver of any rights provided under this Assumption Agreement, nor estop the parties from thereafter demanding full and complete compliance nor prevent the parties from exercising such a right or remedy in the future.

         10.10. Interpretation. No provision of this Assumption Agreement shall be construed against any party on the ground that such party drafted the provision or caused it to be drafted.

         10.11. Entire Agreement. This Assumption Agreement constitutes the entire agreement and understanding between the parties hereto, and supersedes all prior agreements, whether oral or written, between the parties, with respect to the subject matter hereof.

         10.12. Governing Law.This Assumption Agreement shall be governed by the laws of the Commonwealth of Massachusetts, without giving effect to principles of conflicts of law thereof.

         10.13. Severability and Governing Law. If any term or provision of this Assumption Agreement shall be held void, illegal, or unenforceable, the validity of the remaining portions or provisions shall not be affected thereby. This Assumption Agreement shall be governed by the laws of the Commonwealth of Massachusetts, without giving effect to principles of conflicts of law thereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Assumption Agreement to be executed by their respective officers thereunto duly authorized, on this __ day of January, 1997.

                                        JOHN HANCOCK MUTUAL LIFE
                                        INSURANCE COMPANY
                                        By: ____________________________________
                                            Name:
                                            Title:

                                        UNICARE LIFE & HEALTH
                                        INSURANCE COMPANY
                                        By: ____________________________________
                                            Name:
                                            Title:

                                                                       Exhibit A

                   JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY
                     UNICARE LIFE & HEALTH INSURANCE COMPANY
                                       ________________,199__

Dear Policyholder:

         We are pleased to notify you that through an agreement reached between JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY (the "Company") and UNICARE LIFE & HEALTH INSURANCE COMPANY ("the Reinsurer"), the Reinsurer will become your insurer and assume all liabilities, rights and duties of the insurer under your policy.

         Your rights as a policyholder will not be affected by this change in insurance companies. All terms, obligations and values will remain the same. The Reinsurer will perform all duties previously performed by the Company.

         Your policy is identified in the enclosed Certificate of Assumption, which should be attached to your policy.

         While no action is required on your part to effect the transfer, you do have the right to object by completing the enclosed form and returning it together with the Certificate of Assumption in the accompanying postage-paid envelope within thirty (30) days of the date of this notice.

         If the objection notice is not received by the deadline, you will be deemed to have accepted the transfer of your policy and will have no future claims against the Company.

         The Reinsurer is licensed to write this coverage in your state, and the assumption agreement between the Company and the Reinsurer has been approved by the Department of Insurance in Delaware, the domicile state of the Company [and the Department of Insurance of your state].

         If you have any questions about the assumption agreement or the Reinsurer, please call us toll-free at [1-800-___-____]. Written inquiries can be mailed to:

                    UniCARE Life & Health Insurance Company

                         . . . . . . . . . . . . . . . .
                         . . . . . . . . . . . . . . . .
                        It is our privilege to serve you.

Sincerely,
UNICARE LIFE & HEALTH INSURANCE COMPANY

By: __________________________________

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

By: __________________________________

                                                                       Exhibit B

                     UNICARE LIFE & HEALTH INSURANCE COMPANY
                             [      , Massachusetts]
                            CERTIFICATE OF ASSUMPTION
                                 [Policy Number]

         You are hereby notified that UniCARE Life & Health Insurance Company ("the Reinsurer") has, effective as of _________, 199_ (the "Effective Date"), assumed liability for your policy of insurance with John Hancock Mutual Life Insurance Company (the "Company").

         From and after _________, 199_, all references in the policy to the Company are hereby changed to the Reinsurer. The Reinsurer has assumed all liabilities, rights and duties under your policy. You have no future claims against the Company.

         Your rights as a policyholder will not be affected by the changes in insurance companies.

         All correspondence and inquiries, including notices of claims, should be submitted to:

                    UniCARE Life & Health Insurance Company
                          [          , Massachusetts]

         This Certificate of Assumption forms a part of and should be attached to your insurance policy issued to you by the Company.

         IN WITNESS WHEREOF, UniCARE Life & Health Insurance Company has caused this Certificate of Assumption to be duly signed and issued.

         -------------------------                 ---------------------------
         Secretary                                      President

                                                                       Exhibit C

                        NOTICE OF OBJECTION TO ASSUMPTION
                Complete and return this form only if you object
                       to the assumption of your policy by
                     UniCARE Life & Health Insurance Company

To:  UniCARE Life & Health Insurance Company
         [           , Massachusetts]

Dear UniCARE Life & Health Insurance Company:

         I hereby notify you that I object to the assumption by UniCARE Life &
Health Insurance Company of the [     ] policy which was issued by John Hancock
Mutual Life Insurance Company. I would like John Hancock Mutual Life Insurance Company to remain as my insurer. Enclosed is the Assumption Certificate which you sent to me.

POLICY NUMBER:

--------------
DATE:                                                POLICYHOLDER SIGNATURE

--------------                                       ---------------------------

                                                     ---------------------------
                                                     PRINT OR TYPE NAME